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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 23, 2000

                              PRIVATEBANCORP, INC.
             (Exact name of Registrant as specified in its charter)

                          -----------------------------


          DELAWARE                      000-25887                36-3681151
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)

          TEN NORTH DEARBORN                                       60602
           CHICAGO, ILLINOIS                                    (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 683-7100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.        OTHER EVENTS.
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     On October 23, 2000, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ending September 30, 2000. Attached as Exhibit
99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.


ITEM 7(C).     EXHIBITS.
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Exhibit 99.1   Press Release dated October 23, 2000.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PRIVATEBANCORP, INC.



Date:  October 23, 2000                      By: /s/ RALPH B. MANDELL
                                                 -------------------------------
                                                 Ralph B. Mandell
                                                 Chairman of the Board and Chief
                                                  Executive Officer

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                                INDEX TO EXHIBITS
                                -----------------


Exhibit
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 99.1     Press Release dated October 23, 2000.

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